Exhibit 10.67
Commitment Increase Supplement
          SUPPLEMENT, dated December 27, 2007, to Revolving Credit Agreement, dated as of March 29, 2007 (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among International Transmission Company, a Michigan limited liability company (“ITC”), Michigan Electric Transmission Company, LLC, a Michigan corporation (“METC” and together with ITC, the “Borrowers”), the Lenders, and JPMorgan Chase Bank, N.A., as the Administrative Agent.
WITNESSETH:
          WHEREAS, the Credit Agreement provides in Section 4.3(d) thereof that any Lender with (when applicable) the consent of the Borrowers may increase the amount of its Commitment by executing and delivering to the Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
          WHEREAS, the undersigned now desires to increase the amount of its Commitment under the Credit Agreement;
          NOW THEREFORE, the undersigned hereby agrees as follows:
     1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the effective date of this Supplement, it shall have its Commitment increased by $4,750,000.00, thereby making the amount of its Commitment $30,636,792.45.
     2. Terms defined in the Credit Agreement shall have their defined meanings when used herein.
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          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

JPMORGAN CHASE BANK, N.A.
By:	/s/ Nancy R. Barwig
	Name:	Nancy R. Barwig
	Title:	Vice President

Accepted this 27th day of December, 2007.

INTERNATIONAL TRANSMISSION COMPANY
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

Accepted this 27th day of December, 2007

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Nancy R. Barwig
	Name:	Nancy R. Barwig
	Title:	Vice President

Commitment Increase Supplement
          SUPPLEMENT, dated December 27, 2007, to Revolving Credit Agreement, dated as of March 29, 2007 (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among International Transmission Company, a Michigan limited liability company (“ITC”), Michigan Electric Transmission Company, LLC, a Michigan corporation (“METC” and together with ITC, the “Borrowers”), the Lenders, and JPMorgan Chase Bank, N.A., as the Administrative Agent.
WITNESSETH:
          WHEREAS, the Credit Agreement provides in Section 4.3(d) thereof that any Lender with (when applicable) the consent of the Borrowers may increase the amount of its Commitment by executing and delivering to the Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
          WHEREAS, the undersigned now desires to increase the amount of its Commitment under the Credit Agreement;
          NOW THEREFORE, the undersigned hereby agrees as follows:
     1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the effective date of this Supplement, it shall have its Commitment increased by $4,000,000.00, thereby making the amount of its Commitment $26,188,679.25.
     2. Terms defined in the Credit Agreement shall have their defined meanings when used herein.
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          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

COMERICA BANK
By:	/s/ Blake W. Arnett
	Name:	Blake W. Arnett
	Title:	Vice President

Accepted this 27th day of December, 2007.

INTERNATIONAL TRANSMISSION COMPANY
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

Accepted this 27th day of December, 2007.

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Nancy R. Barwig
	Name:	Nancy R. Barwig
	Title:	Vice President

Commitment Increase Supplement
          SUPPLEMENT, dated December 27, 2007, to Revolving Credit Agreement, dated as of March 29, 2007 (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among International Transmission Company, a Michigan limited liability company (“ITC”), Michigan Electric Transmission Company, LLC, a Michigan corporation (“METC” and together with ITC, the “Borrowers”), the Lenders, and JPMorgan Chase Bank, N.A., as the Administrative Agent.
WITNESSETH:
          WHEREAS, the Credit Agreement provides in Section 4.3(d) thereof that any Lender with (when applicable) the consent of the Borrowers may increase the amount of its Commitment by executing and delivering to the Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
          WHEREAS, the undersigned now desires to increase the amount of its Commitment under the Credit Agreement;
          NOW THEREFORE, the undersigned hereby agrees as follows:
     1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the effective date of this Supplement, it shall have its Commitment increased by $4,000,000.00, thereby making the amount of its Commitment $26,188,679.25.
     2. Terms defined in the Credit Agreement shall have their defined meanings when used herein.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ David Dodd		/s/ MORENIKEJI AJAYI
	Name:	David Dodd	MORENIKEJI AJAYI
	Title:	Vice President	ASSOCIATE

Accepted this 27th day of December, 2007.

INTERNATIONAL TRANSMISSION COMPANY
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

Accepted this 27th day of December, 2007.

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Nancy R. Barwig
	Name:	Nancy R. Barwig
	Title:	Vice President

Commitment Increase Supplement
          SUPPLEMENT, dated December 27, 2007, to Revolving Credit Agreement, dated as of March 29, 2007 (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among International Transmission Company, a Michigan limited liability company (“ITC”), Michigan Electric Transmission Company, LLC, a Michigan corporation (“METC” and together with ITC, the “Borrowers”), the Lenders, and JPMorgan Chase Bank, N.A., as the Administrative Agent.
WITNESSETH:
          WHEREAS, the Credit Agreement provides in Section 4.3(d) thereof that any Lender with (when applicable) the consent of the Borrowers may increase the amount of its Commitment by executing and delivering to the Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
          WHEREAS, the undersigned now desires to increase the amount of its Commitment under the Credit Agreement;
          NOW THEREFORE, the undersigned hereby agrees as follows:
     1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the effective date of this Supplement, it shall have its Commitment increased by $4,000,000.00, thereby making the amount of its Commitment $26,188,679.25.
     2. Terms defined in the Credit Agreement shall have their defined meanings when used herein.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

LEHMAN BROTHERS BANK, FSB
By:	/s/ Janine M Shugan
	Name:	Janine M Shugan
	Title:	Authorized Signatory

Accepted this 27th day of December, 2007.

INTERNATIONAL TRANSMISSION COMPANY
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

Accepted this 27th day of December, 2007.

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Nancy R. Barwig
	Name:	Nancy R. Barwig
	Title:	Vice President

Commitment Increase Supplement
          SUPPLEMENT, dated December 27, 2007, to Revolving Credit Agreement, dated as of March 29, 2007 (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among International Transmission Company, a Michigan limited liability company (“ITC”), Michigan Electric Transmission Company, LLC, a Michigan corporation (“METC” and together with ITC, the “Borrowers”), the Lenders, and JPMorgan Chase Bank, N.A., as the Administrative Agent.
WITNESSETH:
          WHEREAS, the Credit Agreement provides in Section 4.3(d) thereof that any Lender with (when applicable) the consent of the Borrowers may increase the amount of its Commitment by executing and delivering to the Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
          WHEREAS, the undersigned now desires to increase the amount of its Commitment under the Credit Agreement;
          NOW THEREFORE, the undersigned hereby agrees as follows:
     1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the effective date of this Supplement, it shall have its Commitment increased by $2,750,000.00, thereby making the amount of its Commitment $18,599,056.60.
     2. Terms defined in the Credit Agreement shall have their defined meanings when used herein.
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          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF AMERICA, N.A.
By:	/s/ Kevin Bertelsen
	Name:	Kevin Bertelsen
	Title:	Senior Vice President

Accepted this 27th day of December, 2007.

INTERNATIONAL TRANSMISSION COMPANY
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

Accepted this 27th day of December, 2007.

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Nancy R. Barwig
	Name:	Nancy R. Barwig
	Title:	Vice President

Commitment Increase Supplement
          SUPPLEMENT, dated December 27, 2007, to Revolving Credit Agreement, dated as of March 29, 2007 (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among International Transmission Company, a Michigan limited liability company (“ITC”), Michigan Electric Transmission Company, LLC, a Michigan corporation (“METC” and together with ITC, the “Borrowers”), the Lenders, and JPMorgan Chase Bank, N.A., as the Administrative Agent.
WITNESSETH:
          WHEREAS, the Credit Agreement provides in Section 4.3(d) thereof that any Lender with (when applicable) the consent of the Borrowers may increase the amount of its Commitment by executing and delivering to the Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
          WHEREAS, the undersigned now desires to increase the amount of its Commitment under the Credit Agreement;
          NOW THEREFORE, the undersigned hereby agrees as follows:
     1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the effective date of this Supplement, it shall have its Commitment increased by $2,750,000.00, thereby making the amount of its Commitment $18,599,056.60.
     2. Terms defined in the Credit Agreement shall have their defined meanings when used herein.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

THE BANK OF NEW YORK
By:	/s/ John N. Watt
	Name:	John N. Watt
	Title:	Vice President

Accepted this 27th day of December, 2007.

INTERNATIONAL TRANSMISSION COMPANY
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

Accepted this 27th day of December, 2007.

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Nancy R. Barwig
	Name:	Nancy R. Barwig
	Title:	Vice President

Commitment Increase Supplement
          SUPPLEMENT, dated December 27, 2007, to Revolving Credit Agreement, dated as of March 29, 2007 (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among International Transmission Company, a Michigan limited liability company (“ITC”), Michigan Electric Transmission Company, LLC, a Michigan corporation (“METC” and together with ITC, the “Borrowers”), the Lenders, and JPMorgan Chase Bank, N.A., as the Administrative Agent.
WITNESSETH:
          WHEREAS, the Credit Agreement provides in Section 4.3(d) thereof that any Lender with (when applicable) the consent of the Borrowers may increase the amount of its Commitment by executing and delivering to the Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
          WHEREAS, the undersigned now desires to increase the amount of its Commitment under the Credit Agreement;
          NOW THEREFORE, the undersigned hereby agrees as follows:
     1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the effective date of this Supplement, it shall have its Commitment increased by $2,750,000.00, thereby making the amount of its Commitment $18,599,056.60.
     2. Terms defined in the Credit Agreement shall have their defined meanings when used herein.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

MORGAN STANLEY BANK
By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory

Accepted this 27th day of December, 2007.

INTERNATIONAL TRANSMISSION COMPANY
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC
By:	/s/ Edward M. Rahill
	Name:	Edward M. Rahill
	Title:	Senior Vice President-Finance & Chief Financial Officer

Accepted this 27th day of December, 2007

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Nancy R. Barwig
	Name:	Nancy R. Barwig
	Title:	Vice President